PANORAMA SERIES FUND, INC.
                             Total Return Portfolio

                    Supplement dated January 2, 2001 to the
                          Prospectus dated May 1, 2000


      The paragraph captioned "Portfolio Managers" under the section "How the Portfolio is Managed" on page 8 is deleted and replaced with the following:

           The portfolio managers of the Portfolio are Patrick Bisbey and John Kowalik. They are the persons primarily responsible for the day-to-day management of the Portfolio's investments. Mr. Bisbey became a portfolio manager on March 1, 2000, and Mr. Kowalik became a portfolio manager on June 26, 2000. Mr. Bisbey is a Managing Director and Manager of Trading and Portfolio Operations (since June, 1992) of Trinity Investment Management Corporation ("Trinity"), a wholly-owned subsidiary of the Manager's immediate parent, Oppenheimer Acquisition Corp. Mr. Kowalik is a Senior Vice President of the Manager. Prior to joining the Manager in July 1998, he was Managing Director and senior portfolio manager for Prudential Investments Global Fixed Income Group. Each is a Vice President of the Company.



January 2, 2001                                     609PS.001

                           PANORAMA SERIES FUND, INC.
                             Total Return Portfolio

                    Supplement dated January 2, 2001 to the
             Statement of Additional Information dated May 1, 2000


1. The biography for David Dalzell in the section captioned "Directors and Officers of the Company" on page 40 is deleted in its entirety.




January 2, 2001                                609PX.001